                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                 SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.)

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

       [ ]    Preliminary Proxy Statement
       [ ]    Confidential, for Use of the Commission Only (as permitted by
              14a-6(e)(2))
       [X]    Definitive Proxy Statement
       [ ]    Definitive Additional Materials
       [ ]    Soliciting Material Pursuant Section 240.14(a)-11(c) or to
              Section 240.14(a)-12

                                 XCARE.NET, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)


Payment of filing fee (Check the appropriate box):

       [X]    No fee required.

       [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

              (1)   Title of each class of securities to which transaction
                    applies:
                            ----------------------------------------------------

              (2)   Aggregate number of securities to which transaction
                    applies:
                            ----------------------------------------------------
              (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                                       -----------------------------------------

              (4)   Proposed maximum aggregate value of
                    transaction:
                                ------------------------------------------------

              (5)   Total fee paid:
                                   ---------------------------------------------

       [ ]    Fee paid previously by written preliminary materials.

       [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              (1)   Amount Previously Paid:
                                           -------------------------------------

              (2)   Form, Schedule or Registration Statement
                    No.:
                        --------------------------------------------------------

              (3)   Filing Party:
                                 -----------------------------------------------

              (4)   Date Filed:
                               -------------------------------------------------

[XCARE.NET LOGO]

                                                                     May 4, 2001

Dear Stockholder,

     You are cordially invited to attend the 2001 Annual Meeting of Stockholders of XCare.net, Inc. to be held on Thursday June 7, 2001 at the Inverness Hotel, 200 Inverness Drive West, Englewood, Colorado, 80112 starting at 9:30 a.m. Mountain Daylight Time.

     Details of the business to be conducted at the meeting are set out in the enclosed Notice of Annual Meeting of Stockholders and Proxy Statement.

     It is important that you use this opportunity to take part in the affairs of XCare.net by voting on the business to come before this meeting. Whether or not you expect to attend the meeting, please complete, date, sign and promptly return the accompanying proxy in the enclosed postage-paid envelope so that your shares may be represented at the meeting. Returning the proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

     On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company. We look forward to seeing you at the Annual Meeting.

                                            Sincerely,

                                            /s/ LORINE R. SWEENY

                                            Lorine R. Sweeney
                                            President and Chief Executive
                                            Officer

                                [XCARE.NET LOGO]

                         6400 S. FIDDLER'S GREEN CIRCLE
                                   SUITE 1400
                              ENGLEWOOD, COLORADO
                                 (303) 488-2019
                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 7, 2001

To Our Stockholders:

     The Annual Meeting of Stockholders of XCare.net, Inc. will be held at the Inverness Hotel, 200 Inverness Drive West, Englewood, Colorado, 80112, on June 7, 2001 at 9:30 a.m. Mountain Daylight Time, for the following purposes:

          1. To elect two (2) Class II directors to serve for the ensuing three years and until their successors are duly elected and qualified; and

          2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing matters are more fully described in the proxy statement accompanying this notice.

     Only stockholders of record at the close of business on April 30, 2001 are entitled to vote at the annual meeting.

     All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the postage-paid envelope for that purpose. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy.

                                            For the Board of Directors

                                            /s/ LORINE R. SWEENY
                                            Lorine R. Sweeney
                                            President and Chief Executive
                                            Officer

Englewood, Colorado
May 4, 2001

IMPORTANT: TO ENSURE YOUR REPRESENTATION AT THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON EVEN IF YOU RETURNED A PROXY.

                                XCARE.NET, INC.
                             ---------------------

                                PROXY STATEMENT
                                      FOR
                      2001 ANNUAL MEETING OF STOCKHOLDERS
                             ---------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     Our board of directors is soliciting proxies to be used at our annual meeting of stockholders to be held at the Inverness Hotel, 200 Inverness Drive West, Englewood Colorado, 80112, on June 7, 2001 at 9:30 a.m., Mountain Daylight Time, or at any adjournment of the annual meeting.

     This proxy statement, the accompanying proxy card and our 2000 Annual Report were mailed on or about May 7, 2001, to all stockholders entitled to vote at the meeting.

WHO CAN VOTE

     Stockholders of record at the close of business on April 30, 2001 are entitled to notice of and to vote at the meeting. As of April 30, 2001, 16,391,376 shares of our common stock were issued and outstanding.

HOW TO VOTE

     Stockholders may vote by mail by signing, dating and mailing the enclosed proxy card. Stockholders who hold their shares through a bank or broker should vote their shares in the manner prescribed by their brokers. If you do not specify how to vote your shares on your proxy card, we will vote them in accordance with the recommendations of our board of directors for the proposals described in this proxy statement and on any other business that may come before the meeting. Each stockholder is entitled to one vote for each share held.

REVOKING YOUR PROXY

     You may revoke your proxy at any time before it is exercised by:

     - sending a written revocation to us at the address above to the attention of Gary T. Scherping;

     - submitting a properly signed proxy with a later date; or

     - voting in person at the meeting.

REQUIRED VOTES

     A majority of the shares of common stock issued and outstanding on April 30, 2001, present in person at the meeting or represented at the meeting by proxy, will constitute a quorum. Shares that are voted "FOR," "AGAINST," "ABSTAIN" or "WITHHELD" from a proposal are treated as being present at the meeting for purposes of establishing a quorum.

     The total number of votes that could be cast at the meeting is the number of votes actually cast plus the number of abstentions. Abstentions are counted as "shares present" at the meeting for purposes of determining whether a quorum exists and have the effect of a vote "against" any matter as to which they are specified. Proxies submitted by brokers that do not indicate a vote for some or all of the proposals because they don't have discretionary voting authority and haven't received instructions as to how to vote on those proposals (so-called "broker non-votes") are not considered "shares present" and will not affect the outcome of the vote.

                                  PROPOSAL ONE
                             ELECTION OF DIRECTORS

     Our board of directors is divided into three classes. Directors are elected to serve staggered three-year terms, such that the term of one class of directors expires each year. Two Class II directors will be elected at this annual meeting for a three-year term ending in 2004. We will vote your shares as you specify when providing your proxy. If you do not specify how you want your shares voted when you provide your proxy, we will vote them for the election of the nominees listed below. If unforeseen circumstances (such as death or disability) make it necessary for the board of directors to substitute another person for the nominee, we will vote your shares for that other person.

NOMINEES

NAME OF NOMINEE                        AGE                PRINCIPAL OCCUPATION
---------------                        ---                --------------------
J. Andrew Cowherd....................  48    Managing Member of the General Partner,
                                             Atlantic Medical Capital, L.P.
James B. Hoover......................  46    Managing Member, Dauphin Capital Partners I,
                                             L.P.

     Set forth below is the nominee's principal occupation during the past five years. There are no family relationships among any of our directors or executive officers.

     J. Andrew Cowherd. Mr. Cowherd has been a director of XCare.net since March 1997. Since July 1996, Mr. Cowherd has been a Managing Member of the general partner of Atlantic Medical Capital, L.P., a venture capital firm that is managed by Atlantic Medical Management, L.L.C. Mr. Cowherd is a director of several private companies including NotifyMD, Inc. a privately held company providing unified messaging and other communications services to physicians; and Nursefinders, Inc. a privately held company providing healthcare staffing and home health care services.

     James B. Hoover. Mr. Hoover has been a director of XCare.net since June 1999. Mr. Hoover is the Managing Member of DCP I, L.L.C., which is the general partner of Dauphin Capital Partners I, L.P., a venture capital firm that specializes in healthcare investments, which he founded in June 1998. From November 1992 until June 1998, Mr. Hoover was a General Partner of Welsh, Carson, Anderson & Stowe, a private equity firm specializing in the acquisition of healthcare and information services businesses. Mr. Hoover is a director of U.S. Physical Therapy, Inc., a publicly traded healthcare company, and several privately held healthcare companies.

VOTE REQUIRED; RECOMMENDATION OF THE BOARD

     The two nominees for director receiving the highest number of affirmative votes of shares entitled to be voted for them shall be elected as Class II directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under Delaware law.

            THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS
       VOTE "FOR" THE REELECTION OF J. ANDREW COWHERD AND JAMES B. HOOVER
                             AS CLASS II DIRECTORS.

CONTINUING DIRECTORS

     The members of our board of directors whose terms do not expire at this year's annual meeting and who therefore are not standing for election at this year's annual meeting are set forth below.

                                    CLASS AND YEAR IN
NAME OF DIRECTOR              AGE   WHICH TERM EXPIRES           PRINCIPAL OCCUPATION
----------------              ---   ------------------           --------------------
Jeffrey M. Krauss...........  44    Class III, 2002      Managing Member, Psilos Group
                                                           Managers, LLC
Lorine R. Sweeney...........  44    Class III, 2002      Chief Executive Officer and President
                                                         of XCare.net
Fred L. Brown...............  60     Class I, 2003       Visiting Professor, George Washington
                                                           University
Daniel J. Mitchell..........  44     Class I, 2003       Manager, Sequel Venture Partners, LLC

     Jeffrey M. Krauss. Mr. Krauss has been Chairman of the Board of Directors of XCare.net since March 1997. Since April 2000, Mr. Krauss has been a Managing Member of Psilos Group Managers, LLC, a venture capital firm. From May 1990 until March 2000, Mr. Krauss was a General Partner of Nazem & Company, a venture capital firm. Mr. Krauss is a director of Tegal Corporation, a publicly traded company engaged in the manufacture of semi-conductor capital equipment. Mr. Krauss also serves as a director of several private companies.

     Lorine R. Sweeney. Ms. Sweeney has been President, Chief Executive Officer and a director of XCare.net since October 1997. From November 1994 until September 1997, Ms. Sweeney was Vice President of Software Development and Technology and Vice President of the UltiMedex Business Unit of Micromedex, Inc., an international supplier of clinical reference information to the healthcare and environmental industries. Ms. Sweeney has over 19 years of executive leadership experience in the commercial software, CD-ROM, online information services, consulting and systems integration industries.

     Fred L. Brown. Mr. Brown has been a director of XCare.net since December 30, 1999. Since January 2001, Mr. Brown has been a Visiting Professor at George Washington University in Washington, D.C. From January 2000 to December 2000, Mr. Brown was immediate past chairman, and from January 1999 to December 1999 was chairman, of the American Hospital Association, a public policy advocate and educational association. From June 1993 until December 1998, Mr. Brown was the founding President and Chief Executive Officer of BJC Health System, a healthcare organization comprised of a comprehensive health network featuring 200 care sites, 24,000 employees, and health plans covering more than 200,000 patients. He currently serves as vice-chairman of the system. Mr. Brown is also currently a director of Curon Medical, Inc., a medical products company and American's Doctor.com, a privately held company.

     Daniel J. Mitchell. Mr. Mitchell has been a director of XCare.net since August 1999. Since January 1997, Mr. Mitchell has been a Manager of Sequel Venture Partners, LLC, a venture capital firm. Since June 1992, Mr. Mitchell has been a General Partner of Capital Health Venture Partners, a venture capital firm. Mr. Mitchell is a director of several private companies, as well as Genomic Solutions, Inc., a publicly traded life sciences company.

DIRECTORS NOT STANDING FOR REELECTION

     The members of our board of directors whose terms will expire at this year's annual meeting but will not be standing for reelection are set forth below.

                                    CLASS AND YEAR IN
NAME OF DIRECTOR              AGE   WHICH TERM EXPIRES           PRINCIPAL OCCUPATION
----------------              ---   ------------------           --------------------
William F. Reilly...........  58     Class II, 2001      Independent Consultant
Robert Tsao.................  28     Class II, 2001      Vice President, Vertex Management,
                                                         Inc.

     William F. Reilly. Mr. Reilly has been a director of XCare.net since May 1989. Mr. Reilly was one of the three founders of Reilly Dike Dosher Corporation, XCare.net's predecessor company. From May 1989 until October 1997, Mr. Reilly was President and Chief Executive Officer of XCare.net. Since June 1998, Mr. Reilly has been an independent consultant.

     Robert Tsao. Mr. Tsao has been a director of XCare.net since June 1999. Since August 1997, Mr. Tsao has been an Investment Manager at Vertex Management, Inc., a venture capital firm and is currently a Vice President. Mr. Tsao leads Vertex's investments in the Internet and Software industries. He currently serves as a director of several private companies including CyberBills, Inc., Insite Objects, Inc., Kiracom Corp., New Moon Systems, Inc., One World Networks and ReachCast Corporation. From July 1995 until July 1997, Mr. Tsao was a Corporate Finance Analyst at SoundView Technology Group, Inc., an investment banking firm.

BOARD MEETINGS AND COMMITTEES

     Our board of directors held a total of thirteen meetings and acted two times by unanimous written consent during 2000. Each director attended at least 75% of the total number of meetings of the board of directors and of all committees of which he was a member during 2000.

     Our board of directors has four standing committees: The Audit Committee, the Compensation Committee, the Nominating Committee and the Acquisition Committee.

     Audit Committee. The Audit Committee recommends engagement of the independent accountants and is primarily responsible for reviewing and approving the scope of the audit and other services performed by our independent accountants and for reviewing and evaluating our accounting principles and systems of internal accounting controls. The Audit Committee meets with management and our independent accountants, who have access to the Audit Committee without the presence of management representatives. The Audit Committee consists of Mr. Krauss, Mr. Hoover and Mr. Mitchell. The Audit Committee held six meetings during 2000.

     Compensation Committee. The Compensation Committee makes recommendations to the board of directors concerning the salaries and other compensation paid to the executive officers, the granting of employee stock options and other compensation-related issues. During 2000, the Compensation Committee consisted of Mr. Cowherd, Mr. Hoover and Mr. Tsao. The Compensation Committee held twelve meetings and acted once by unanimous written consent in 2000.

     Nominating Committee. The Nominating Committee, which consists of Mr. Brown, Mr. Cowherd and Mr. Hoover, selects and interviews applicants for our board of directors. The Nominating Committee first met in February 2001. As a result no meetings were held in 2000.

     Acquisition Committee. The Acquisition Committee, which consists of Mr. Krauss, Mr. Hoover and Mr. Mitchell, reviews and advises the board of directors regarding acquisition or investment candidates that have been recommended by our management. The Investment Committee first met in April 2001. As a result no meetings were held in 2000.

DIRECTOR COMPENSATION

     Directors who are also our employees (currently only Ms. Sweeney) receive no additional or special remuneration for serving as directors.

     Non-employee directors receive options to purchase shares of our common stock under our 1999 Director Option Plan. This plan was adopted in October 1999 and approved by our stockholders in January 2000. The director option plan generally provides for an automatic initial grant of an option to purchase 25,000 shares of our common stock to each non-employee director on the date that person first becomes a director. After the initial grant, a non-employee director will automatically be granted subsequent options to purchase 10,000 shares of our common stock each year on the date of our annual stockholders meeting, if on such date he or she has served on our board of directors for at least six months. The board of directors may also make additional option grants to non-employee directors under the director option plan in its discretion. Each initial option vests ratably over four years, and each subsequent option grant vests on the first anniversary of the date of grant, except that if we merge with another corporation, or sell substantially all our assets, each option will become fully vested and exercisable. The exercise price of all options will be equal to the fair market value of our common stock on the date of grant.

     Upon joining our board of directors in January 2000, L. Ben Lytle was granted an option to purchase 25,000 shares of our common stock under the director option plan. In September 2000, each non-employee director then in office was granted an option to purchase 10,000 shares of common stock under the director option plan.

     Our directors are not paid any cash compensation for their services as members of the board of directors or any committee, but they are reimbursed for reasonable out-of-pocket expenses incurred by them in attending meetings.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Our board of directors established the Compensation Committee in 1999. Prior to establishing the Compensation Committee, our board of directors as a whole performed the functions delegated to the Compensation Committee. No member of our Compensation Committee has served as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our board of directors or Compensation Committee. Since the formation of the Compensation Committee, none of its members has been an officer or employee of XCare.net.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information with respect to beneficial ownership of our common stock as of April 30, 2001 by:

     - each person who is known by us to beneficially own more than 5% of our common stock;

     - each of our directors, our most highly compensated officers who are listed below under "Executive Compensation" (our "named officers"), and our other executive officers; and

     - our directors, named officers and executive officers as a group.

     The number of shares beneficially owned by each entity or person is determined under the rules of the U.S. Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire as of June 29, 2001, 60 days after April 30, 2001, through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting power, or shares such powers with his or her spouse, with respect to the shares set forth in the following table.

                                                                 SHARES       PERCENTAGE
                                                              BENEFICIALLY   BENEFICIALLY
NAME OF BENEFICIAL OWNER                                         OWNED          OWNED
------------------------                                      ------------   ------------
Entities affiliated with Nazem & Company IV, L.P.(1)........   2,890,042         17.6%
  645 Madison Avenue, 12th Floor
  New York, New York 10022-1010
Atlantic Medical Capital, L.P.(2)...........................   2,479,001         15.1
  J. Andrew Cowherd
  156 West 56th Street, Suite 1605
  New York, New York 10019-3800
Vertex Technology Fund (II) Ltd.(3).........................   1,161,112          7.1
  Robert Tsao
  3 Lagoon Drive, Suite 220
  Redwood City, California 94065
Entities affiliated with Sequel Venture Partners II,
  LLC(4)....................................................   1,142,012          7.0
  Daniel J. Mitchell
  4430 Arapahoe Avenue, Suite 220
  Boulder, Colorado 80303
CB Healthcare Fund, L.P. ...................................   1,111,112          6.8
  One Boston Place, Suite 4010
  Boston, MA 02108
Lorine R. Sweeney(5)........................................   1,019,726          5.9
Dauphin Capital Partners I, L.P.(6).........................     965,926          5.9
  James B. Hoover
  108 Forest Avenue
  Locust Valley, New York 11560
Wellington Management Company, LLP(7).......................     929,100          5.7
  75 State Street
  Boston, MA 02109
John D. Hickey(8)...........................................     175,150          1.1
Thomas M. Pianko(9).........................................     117,000            *
William F. Reilly(10).......................................     105,000            *
Gary T. Scherping(11).......................................     104,500            *
Suriya Narayanan(12)........................................      97,000            *
Afshin Cangarlu(13).........................................      70,000            *
Mansour Moarefi(14).........................................      70,000            *
Fred L. Brown(15)...........................................      35,000            *
Jeffrey M. Krauss(16).......................................      34,500            *
All directors, executive officers and named officers as a
  group (14 persons)(17)....................................   7,575,927         41.8

---------------

  *  Represents less than one percent of the total.

 (1) Represents 2,334,486 shares held by Nazem & Company IV, L.P. and 555,556 shares held by Transatlantic Venture Fund C.V. Jeffrey M. Krauss, one of our directors, was a general partner of Nazem & Company IV, L.P and Transatlantic Venture Fund C.V. until March 2000. Mr. Krauss is currently a special limited partner with no voting or investment power in Nazem & Company IV, L.P or Transatlantic Venture Fund C.V.

 (2) Represents 2,388,001 shares held by Atlantic Medical Capital, L.P., 500 shares owned by J. Andrew Cowherd, 500 shares owned by J. Andrew Cowherd's son, 70,000 shares owned by AHR Seller Group, LLC, 10,000 shares subject to stock options exercisable within 60 days of April 30, 2001 held by J. Andrew Cowherd and 10,000 shares subject to stock options exercisable within 60 days of April 30, 2001 held by Atlantic Medical Management, LLC.
     J. Andrew Cowherd, one of our directors, is a member of Atlantic Medical Management, LLC. Atlantic Medical Management, LLC is the management services company of Atlantic Medical Capital, L.P. Atlantic Medical Capital, L.P. is a member of the AHR Seller Group, LLC. Atlantic Medical Management, LLC has three members, each of whom shares voting and investment power over the shares held by Atlantic Medical Capital, L.P. Mr. Cowherd disclaims beneficial ownership of the shares held by these entities except to the extent of his proportionate pecuniary interest.

 (3) Represents 1,136,112 shares held by Vertex Technology Fund (II) Ltd., 5,000 shares owned by Robert Tsao, and 20,000 shares subject to stock options exercisable within 60 days of April 30, 2001 held by Robert Tsao. Mr. Tsao, one of our directors, is a Vice President with Vertex Technology Fund. Mr. Tsao disclaims beneficial ownership of the shares held by that entity except to the extent of his proportionate pecuniary interest.

 (4) Represents 1,074,075 shares held by Sequel Limited Partnership II, 37,037 shares held by Sequel Entrepreneurs Fund II, L.P., 10,900 shares held by Daniel J. Mitchell, 10,000 shares subject to stock options exercisable within 60 days of April 30, 2001 held by Daniel J. Mitchell and 10,000 shares subject to stock options exercisable within 60 days of April 30, 2001 held by Sequel Venture Partners II, L.L.C. Sequel Venture Partners II, L.L.C., the general partner of Sequel Limited Partnership II and Sequel Entrepreneurs Fund II, L.P., has five managers, including Daniel J. Mitchell, one of our directors. Each of these managers' shares voting and investment power over the shares held by Sequel Limited Partnership II and Sequel Entrepreneurs Fund II, L.P. Mr. Mitchell disclaims beneficial ownership of the shares held by these entities except to the extent of his proportionate pecuniary interest.

 (5) Includes 938,726 shares subject to stock options exercisable within 60 days of April 30, 2001.

 (6) Represents 925,926 shares held by Dauphin Capital Partners I, L.P., 20,000 shares owned by James B. Hoover, 10,000 shares subject to stock options exercisable within 60 days of April 30, 2001 held by James B. Hoover and 10,000 shares subject to stock options exercisable within 60 days of April 30, 2001 held by Dauphin Management, L.L.C. James B. Hoover, one of our directors, is a Managing Member of DCP I, L.L.C., which is the general partner of Dauphin Capital Partners I, L.P. Mr. Hoover disclaims beneficial ownership of the shares held by that entity except to the extent of his proportionate pecuniary interest.

 (7) Represents shares held at December 31, 2000, per the Schedule 13G filed with the SEC on February 14, 2001.

 (8) Includes 175,000 shares subject to stock options exercisable within 60 days of April 30, 2001.

 (9) Includes 117,000 shares subject to stock options exercisable within 60 days of April 30, 2001.

(10) Includes 20,000 shares subject to stock options exercisable within 60 days of April 30, 2001.

(11) Includes 94,000 shares subject to stock options exercisable within 60 days of April 30, 2001. Also includes 10,000 shares held in the name of Mr. Scherping's spouse.

(12) Includes 97,000 shares subject to stock options exercisable within 60 days of April 30, 2001.

(13) Includes 70,000 shares subject to stock options exercisable within 60 days of April 30, 2001.

(14) Includes 70,000 shares subject to stock options exercisable within 60 days of April 30, 2001.

(15) Includes 35,000 shares subject to stock options exercisable within 60 days of April 30, 2001.

(16) Includes 20,000 shares subject to stock options exercisable within 60 days of April 30, 2001.

(17) Includes 1,716,726 shares subject to stock options exercisable within 60 days of April 30, 2001, as described in the above footnotes.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth information concerning the compensation that we paid during the years ended December 31, 2000 and 1999 to our Chief Executive Officer and our four other most highly compensated officers.

                                                                      LONG TERM
                                                                     COMPENSATION
                                                                     ------------
                                              ANNUAL COMPENSATION     SECURITIES
                                              --------------------    UNDERLYING       ALL OTHER
NAME AND PRINCIPAL POSITION            YEAR    SALARY      BONUS      OPTIONS(#)    COMPENSATION(1)
---------------------------            ----   --------    --------   ------------   ---------------
Lorine R. Sweeney....................  2000   $195,456    $  2,813     150,000          $ 5,443
  President and Chief Executive
     Officer                           1999    175,000          --     436,826            2,815
Thomas M. Pianko.....................  2000    275,599(2)    9,063      37,000            4,714
  Senior Vice President, Sales,        1999     13,790          --      80,000              393
  Marketing and Business Development
Afshin Cangarlu......................  2000    129,185     204,473      70,000            3,175
  Senior Vice President and General    1999         --          --          --               --
  Manager, West Region
Mansour R. Moarefi...................  2000     97,312     103,203      70,000           22,161(3)
  Senior Vice President and General    1999         --          --          --               --
  Manager, East Region
Suriya Narayanan.....................  2000    162,256       9,072      97,000            4,322
  Senior Vice President and Chief      1999         --          --          --               --
  Technology Officer

---------------

(1) Consists of premiums we paid for life insurance, dental insurance, health insurance and long-term disability insurance for each executive officer.

(2) Includes commissions of $132,680.

(3) Includes temporary living expenses of $19,893.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth certain information with respect to stock options granted in 2000 to each of the officers named in the above table, including the potential realizable value over the ten-year term of the options, based on assumed rates of stock appreciation of 5% and 10%, compounded annually. These assumed rates of appreciation comply with the rules of the Securities and Exchange Commission and do not represent our estimate of our future stock price. Actual gains, if any, on stock option exercises will be dependent on the future performance of our common stock.

                                            INDIVIDUAL GRANTS
                             ------------------------------------------------   POTENTIAL REALIZABLE VALUE
                             NUMBER OF                                            AT ASSUMED ANNUAL RATES
                             SECURITIES   % OF TOTAL                            OF STOCK PRICE APPRECIATION
                             UNDERLYING    OPTIONS     EXERCISE                       FOR OPTION TERM
                              OPTIONS     GRANTED TO   PRICE PER   EXPIRATION   ---------------------------
NAME                          GRANTED     EMPLOYEES      SHARE        DATE          5%             10%
----                         ----------   ----------   ---------   ----------   -----------   -------------
Lorine R. Sweeney..........   150,000        10.3%      $ 5.938    09/21/2010    $560,156      $1,419,546
Thomas M. Pianko...........    37,000         2.5         5.938    09/21/2010     138,172         350,155
Afshin Cangarlu............    70,000         4.8         6.187    05/18/2010     272,368         690,234
Mansour Moarefi............    70,000         4.8         3.563    08/02/2010     156,853         397,495
Suriya Narayanan...........    45,000         3.1         9.000    01/04/2010     254,702         645,466
                               15,000         1.0        11.000    02/05/2010     103,768         262,968
                               37,000         2.5         5.938    09/21/2010     138,172         350,155

OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth for each of the officers named in the above table information concerning exercisable and unexercisable options held as of December 31, 2000. The value of in-the-money options is based on a value of $5.125 per share, the closing price of our common stock on December 29, 2000.

                                                                                      VALUE OF UNEXERCISED
                                                       NUMBER OF UNEXERCISED              IN-THE-MONEY
                                                            OPTIONS AT                     OPTIONS AT
                         SHARES                          DECEMBER 31, 2000              DECEMBER 31, 2000
                       ACQUIRED ON      VALUE      -----------------------------   ---------------------------
NAME                    EXERCISE     REALIZED($)   EXERCISABLE*   UNEXERCISABLE*   EXERCISABLE   UNEXERCISABLE
----                   -----------   -----------   ------------   --------------   -----------   -------------
Lorine R. Sweeney....      --            --          938,726                  --   $3,145,011         $--
Thomas M. Pianko.....      --            --          117,000                  --           --          --
Afshin Cangarlu......      --            --           70,000                  --           --          --
Mansour Moarefi......      --            --           70,000                  --      109,340          --
Suriya Narayanan.....      --            --           97,000                  --           --          --

---------------

* The number of unexercised options at December 31, 2000 which are exercisable reflects that all options are immediately exercisable upon grant, although the shares issued upon exercise are subject to our right to repurchase them upon termination of employment, which right lapses progressively over time.

                      REPORT OF THE COMPENSATION COMMITTEE
                           OF THE BOARD OF DIRECTORS

     The compensation committee, comprised of non-employee directors, sets, reviews and administers our executive compensation program. The role of the compensation committee is to establish and approve the compensation of our Chief Executive Officer and our other executive officers. The committee also administers our employee stock option plans, and reviews and approves stock option grants to all employees.

COMPENSATION PHILOSOPHY

     Our compensation philosophy is that cash incentive compensation of executive officers should be directly linked to our short-term performance and that longer-term incentives, such as stock options, should be aligned with the objective of enhancing stockholder value over the long term. The use of stock options clearly links the interests of our officers and employees to the interests of our stockholders. In addition, the compensation committee believes that total compensation packages must be competitive with other companies in the industry to ensure that XCare.net can continue to attract, retain and motivate key employees who are critical to our long-term success.

EXECUTIVE OFFICER COMPENSATION

     The objectives of our executive officer compensation program are to attract, retain, motivate and reward key personnel who possess necessary leadership and management skills through competitive base salary, annual cash bonus incentives, long-term incentive compensation in the form of stock options, and various benefits generally available to employees of XCare.net.

     Base Salary. Base salary levels for our executive officers are generally targeted to be competitive with companies in the same stage of development and in the same industry and geographic area. In determining salaries, the Compensation Committee also takes into account the Chief Executive Officer's recommendations, individual experience, contributions to corporate goals and XCare.net's performance.

     Incentive Bonuses. The Compensation Committee believes that a cash incentive bonus plan can serve to motivate our executive officers and management to address annual performance goals, using more immediate measures for performance than those reflected in the appreciation in value of stock options. The annual performance goals consist of company and individual goals, which vary based on the executive's position.

     Stock Option Grants. Stock options are granted to executive officers and other employees under our option plans. Stock option grants are intended to focus the recipient on our long-term performance to improve stockholder value and to retain the services of executive officers in a competitive job market by providing significant long-term earning potential. To this end, stock options generally vest over a four- year period, based on continued employment. Factors considered in granting stock options to executive officers are the duties and responsibilities of each individual, such individual's contributions to our success and other relevant factors. We view stock options as an important component of long-term compensation for executive officers since options motive executive officers to manage our company in a manner that is consistent with the interests of our stockholders.

CEO COMPENSATION

     Compensation for our Chief Executive Officer is consistent with the philosophies and practices described above for executive officers in general. Ms. Sweeney received a base salary of $195,456 and a bonus of $2,813 for 2000. During 2000, Ms. Sweeney was granted 150,000 options to purchase Company common stock at an exercise price of $5.938.

                                            COMPENSATION COMMITTEE

                                            J. Andrew Cowherd
                                            James B. Hoover
                                            Robert Tsao

                         REPORT OF THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS

     The Audit Committee reviews and advises the board of directors regarding the XCare.net's accounting matters and is responsible for reviewing and recommending the annual appointment of our independent accountants, reviewing the services to be performed by them, and reviewing and evaluating the accounting principles being applied to our financial reports. The responsibilities and duties of the Audit Committee are specified in the Audit Committee Charter, which is reviewed annually by the Audit Committee and updated as appropriate. The Audit Committee Charter has been included as Exhibit A to this proxy statement.

     During 2000, the Audit Committee was composed of Mr. Krauss, Mr. Mitchell and a former member of our Board of Directors, L. Ben Lytle. Effective with Mr. Lytle's resignation from the Board of Directors on February 1, 2001, the Board of Directors appointed Mr. Hoover to the Audit Committee. Each of the Audit Committee members is independent under the applicable rules of the National Association of Securities Dealers.

     The Audit Committee has: (i) reviewed and discussed with management and our independent accountants the audited financial statements for the year ended December 31, 2000; (ii) discussed with our independent accountants the matters required to be reviewed pursuant to the Statement on Auditing Standards No. 61 ("Communications with Audit Committees"); (iii) reviewed the independence standards with our independent accountants as required by Independence Standards Board No. 1 ("Independence Discussions with Audit Committees"); and (iv) discussed with the our independent accountants their independence from XCare.net.

     Based on these reviews and discussions, the Audit Committee recommended to the board of directors that the audited financial statements for the year ended December 31, 2000 be included in the Company's Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

                                            AUDIT COMMITTEE

                                            Jeffrey M. Krauss
                                            James B. Hoover
                                            Daniel J. Mitchell

                            INDEPENDENT ACCOUNTANTS

GENERAL

     Our board of directors has appointed Ernst & Young LLP as our independent accountants for the 2001 fiscal year. The board of directors is not at this time asking for approval by the stockholders of its selection of Ernst & Young LLP as our independent accountants.

     During the 2000 fiscal year, PricewaterhouseCoopers LLP served as our independent accountants and also provided certain tax and other consulting services.

     Representatives of Ernst & Young LLP are expected to attend the annual meeting where they will be available to respond to questions and, if they desire, to make a statement.

CHANGE IN INDEPENDENT ACCOUNTANTS

     On April 11, 2001, we dismissed PricewaterhouseCoopers LLP as our independent accountants. The decision to change accountants was recommended by our audit committee and was approved by our board of directors.

     During the two most recent fiscal years and through April 11, 2001, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure which, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference thereto in their reports on the financial statements for such years. PricewaterhouseCoopers LLP's reports on our financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the two most recent fiscal years and through April 11, 2001, there were no reportable events (as defined in Regulation S-K, Item 304(a)(1)(v)).

     Effective April 18, 2001, we have retained Ernst & Young LLP to perform the annual audit of our financial statements. During the two most recent fiscal years and through April 18, 2001, we did not consult Ernst & Young LLP regarding
(i) either: the application of accounting principles to a specific transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Regulation S-K, Item 304(a)(1)(v)) or reportable event (as defined in Regulation S-K, Item 304(a)(1)(v)).

AUDIT AND RELATED FEES PAID DURING 2000

  Audit Fees

     The aggregate fees billed by PricewaterhouseCoopers LLP for professional services for the audit of our annual consolidated financial statements for fiscal 2000 and the review of the consolidated financial statements included in our Forms 10-Q for fiscal 2000 were $367,000.

  Financial Information Systems Design and Implementation Fees

     There were no services rendered nor fees billed by PricewaterhouseCoopers LLP for financial information systems design and implementation for fiscal 2000.

  All Other Fees

     The aggregate fees billed to us for all other services rendered by PricewaterhouseCoopers LLP for fiscal 2000 were $743,000, including professional service fees associated with our initial public offering of $382,000, consulting fees associated with operational review of $289,000, tax service fees of $50,000 and other fees of $22,000. The Audit Committee has determined that the provision of these services is compatible with maintaining PricewaterhouseCoopers LLP's independence.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

AFFILIATED RELATIONSHIPS

     Several of the members of our board of directors are affiliated with entities beneficially owning greater than 5% of our common stock. These relationships are summarized below.

DIRECTOR                    PRINCIPAL STOCKHOLDER               NATURE OF RELATIONSHIP
--------                    ---------------------               ----------------------
J. Andrew Cowherd.......  Atlantic Medical Capital,    Mr. Cowherd is a member of Atlantic
                          L.P.                         Medical Management, L.C., the management
                                                       services company of Atlantic Medical
                                                       Capital, L.P.
Robert Tsao.............  Vertex Technology Fund       Mr. Tsao is a vice president with Vertex
                                                       Technology Fund
Daniel J. Mitchell......  Sequel Venture Partners      Mr. Mitchell is a manager of Sequel
                                                       Venture Partners
James B. Hoover.........  Dauphin Capital Partners     Mr. Hoover is a managing member of the
                          I, L.P.                      general partner of Dauphin Capital
                                                       Partners I, L.P.
Jeffrey M. Krauss.......  Nazem & Company IV, L.P.     Mr. Krauss is a special limited partner
                          Transatlantic Fund C.V.      with no voting or investment power in
                                                       Nazem & Company IV, L.P. or Transatlantic
                                                       Venture Fund C.V.

AFFILIATED TRANSACTIONS

     In September 1999, we entered into a professional services agreement with munshee.com LLC, whose managing member is a general partner of Nazem & Company IV, L.P. In February 2000, the Company entered into a professional services arrangement with Apothecare.net, Inc., an entity that is controlled by a general partner of Nazem & Company IV, L.P. Nazem & Company IV, L.P. is a beneficial owner of greater than 5% of our common stock. Jeffrey M. Krauss, a member of our board of directors, was a general partner of Nazem & Company IV, L.P. until March 2000. The Company recognized $581,000 in revenue under these agreements during the year ended December 31, 2000.

     We recognized $135,000 in revenue from Advica Health Resources, Inc. ("Advica") prior to our acquisition of Advica in November 2000. Atlantic Medical Capital, L.P. was a significant shareholder of Advica. J. Andrew Cowherd, one of our directors, is a member of Atlantic Medical Management, LLC, the management services company for Atlantic Medical Capital, L.P. We issued 70,000 shares of our common stock, valued at $507,500 to the shareholders of Advica in connection with the acquisition of Advica.

OPTION GRANTS AND ACCELERATIONS

     On September 14, 2000, we granted an option to purchase 10,000 shares of common stock to each of our non-employee directors. The options each have an exercise price of $5.438 per share. One hundred percent of the shares subject to each option vests on the first anniversary of the grant. On January 10, 2000, we granted an option to purchase 25,000 shares of common stock to L. Ben Lytle, a director appointed to the Company's board on that date. The option has an exercise price of $10.00 per share. Twenty-five percent of the shares subject to the option vested on January 10, 2001, and 1/48th of the shares vest at the end of each month after January 2001.

     In September 2000, in connection with the termination of his employment with XCare.net, unvested options to purchase 75,000 shares of our common stock held by Peter Cheesbrough, our former Chief Financial Officer, were accelerated and made immediately exercisable.

                               PERFORMANCE GRAPH

     The following graph compares the cumulative total stockholder return on the Company's common stock between February 10, 2000, the first day of public trading of the Company's common stock, and December 31, 2000 with the cumulative total return of (i) the Nasdaq National Market Index, and (ii) the JP Morgan H & Q Healthcare Information Services Index. The graph assumes an investment of $100.00 on February 10, 2000 in the Company's common stock at the initial public offering price of $18.00 per share and on January 31, 2000 in each of the foregoing indices and assumes reinvestment of dividends, if any. The comparisons in this table are set forth in response to the Securities and Exchange Commission disclosure requirements, and therefore are not intended to forecast or be indicative of future performance of the common stock.

                   COMPARISON OF 10 MONTH CUMULATIVE RETURN*
          AMONG XCARE.NET, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
         AND THE JP MORGAN H & Q HEALTHCARE INFORMATION SERVICES INDEX

                                                                                        J.P. MORGAN H&Q
                                                                   NASDAQ STOCK            HEALTHCARE
                                          XCARE.NET, INC.         MARKET (U.S.)       INFORMATION SERVICES
                                          ---------------         -------------       --------------------
2/10/00                                       100.00                  100.00                100.00
3/31/00                                        79.86                  116.56                 61.82
6/30/00                                        29.86                  101.35                 40.83
9/30/00                                        25.00                   93.26                 38.42
12/31/00                                       28.47                   62.43                 28.97

---------------

* $100 invested on 2/10/00 in stock or on 1/31/00 in index -- including reinvestment of dividends. Fiscal year ending December 31.

                               OTHER INFORMATION

ANNUAL REPORT

     Our 2000 Annual Report to Stockholders was sent to our stockholders together with this proxy statement. We will furnish, without charge, a copy of our Annual Report on Form 10-K filed with the Securities and Exchange Commission for our most recent fiscal year, including financial statement schedules but not including the exhibits. Please direct requests to:

        XCare.net, Inc.
        6400 S. Fiddler's Green Circle
        Suite 1400
        Englewood, Colorado 80111
        Attention: Investor Relations

OTHER BUSINESS AT THE ANNUAL MEETING

     The board of directors does not intend to present any business for action at the meeting other than the election of directors and the proposals set forth herein, nor does it have knowledge of any matters that may be presented by others. If any other matter properly comes before the meeting, the persons named in the accompanying form of proxy intend to vote the shares they represent as the board of directors may recommend.

METHOD AND COST OF SOLICITATION

     The cost of solicitation of proxies will be paid by XCare.net. In addition to solicitation by mail, our employees, for no additional compensation, may request the return of proxies personally or by telephone, telecopy or telegram. We will, on request, reimburse brokers and other persons holding shares for the benefit of others for their expenses in forwarding proxies and accompanying material and in obtaining authorization from beneficial owners of our stock to execute proxies.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file initial reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission. Such officers, directors and 10% stockholders are also required by SEC rules to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that, for fiscal year 2000, all Section 16(a) filing requirements applicable to our officers, directors and 10% stockholders were complied with.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Our stockholders may submit proposals that they believe should be voted upon at the annual meeting or nominate persons for election to our board of directors. Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, some stockholder proposals may be eligible for inclusion in the proxy statement for our 2002 annual meeting. Any such stockholder proposals must be submitted in writing to the office of our Chief Financial Officer at the address set forth in the Notice of Annual Meeting immediately preceding this proxy statement, no later than January 7, 2002 (unless the date of the 2002 annual meeting is more than 30 days before or after June 7, in which case the proposal must be received a reasonable time before the proxy statement is printed and mailed). Stockholders interested in submitting such a proposal are advised to contact knowledgeable legal counsel with regard to the detailed requirements of applicable securities laws. The submission of a stockholder proposal does not guarantee that it will be included in our 2002 proxy statement.

     Alternatively, under our bylaws, a proposal or a nomination that the stockholder does not seek to include in our 2002 proxy statement pursuant to Rule 14a-8 may be submitted in writing to the office of our Chief Financial Officer, for the 2002 annual meeting of stockholders not later than January 7, 2002 (unless the date of the 2002 annual meeting is more than 30 days before or after June 7, in which case the proposal must be received a reasonable time before the proxy statement the solicitation for the annual meeting). As described in our bylaws, the stockholder submission must include certain specified information concerning the proposal or nominee, as the case may be, and information as to the stockholder's ownership of our common stock. If a stockholder gives notice of such a proposal after the deadline computed in accordance with our bylaws, the stockholder will not be permitted to present the proposal to the stockholders for a vote at the meeting.

     The Company has not been notified by any stockholder of his or her intent to present a stockholder proposal from the floor at this year's annual meeting. The enclosed proxy card grants the proxy holders discretionary authority to vote on any matter properly brought before the annual meeting.

                                            By Order of the Board of Directors

                                            /s/ ARTHUR F. SCHNEIDERMAN
                                            Arthur F. Schneiderman
                                            Secretary

Englewood, Colorado
May 4, 2001

                                                                       EXHIBIT A

                        CHARTER FOR THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS
                                       OF
                                XCARE.NET, INC.

PURPOSE:

     The purpose of the Audit Committee of the Board of Directors of XCare.net, Inc. (the "Company") shall be:

     - to provide oversight and monitoring of Company management and the independent auditors and their activities with respect to the Company's financial reporting process; including the financial reports and other financial information provided by the Company to any governmental or regulating body, the public or other users thereof;

     - to provide the Company's Board of Directors with the results of its monitoring and recommendations derived therefrom;

     - to nominate to the Board of Directors independent auditors to audit the Company's financial statements and oversee the activities and independence of the auditors; and

     - to provide to the Board of Directors such additional information and materials as it may deem necessary to make the Board of Directors aware of significant financial matters that require the attention of the Board of Directors.

     The Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors may from time to time prescribe.

MEMBERSHIP:

     The Audit Committee members will be appointed by, and will serve at the discretion of, the Board of Directors and will consist of at least three members of the Board of Directors. On or before June 14, 2001, the members will meet the following criteria:

          1. Each member will be an independent director, in accordance with the Nasdaq National Market Audit Committee requirements;

          2. Each member will be able to read and understand fundamental financial statements, in accordance with the Nasdaq National Market Audit Committee requirements; and

          3. At least one member will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities.

RESPONSIBILITIES:

     The responsibilities of the Audit Committee shall include:

     - Providing oversight and monitoring of Company management and the independent auditors and their activities with respect to the Company's financial reporting process;

     - Reviewing the management letter from the outside auditors and discussing with management and the outside auditors the quality and adequacy of the Company's internal controls;

     - Recommending the selection and, where appropriate, replacement of the independent auditors to the Board of Directors;

     - Reviewing fee arrangements with the independent auditors;

     - Reviewing the independent auditors' proposed audit scope, approach and independence;

     - Reviewing the performance of the independent auditors, who shall be accountable to the Board of Directors and the Audit Committee;

     - Requesting from the independent auditors a formal written statement delineating all relationships between the auditor and the Company, consistent with Independent Standards Board Standard No. 1, and engaging in a dialogue with the auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors;

     - Directing the Company's independent auditors to review before filing with the SEC the Company's interim financial statements included in Quarterly Reports on Form 10-Q, using professional standards and procedures for conducting such reviews;

     - Discussing with the Company's independent auditors the matters required to be discussed by Statement on Accounting Standard No. 61, as it may be modified or supplemented;

     - Reviewing with management, before release, the audited financial statements and Management's Discussion and Analysis in the Company's Annual Report on Form 10-K;

     - Providing a report in the Company's proxy statement in accordance with the requirements of Item 306 of Regulation S-K and Item 7(e)(3) of
       Schedule 14A;

     - Reviewing the Audit Committee's own structure, processes and membership requirements; and

     - Performing such other duties as may be requested by the Board of Directors.

MEETINGS:

     The Audit Committee will meet at least quarterly or more frequently as circumstances dictate. The Audit Committee may establish its own schedule, which it will provide to the Board of Directors in advance. The Audit Committee will meet separately with the independent auditors as well as members of the Company's management as it deems appropriate in order to review the financial controls of the Company.

MINUTES:

     The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

REPORTS:

     Apart from the report prepared pursuant to Item 306 of Regulation S-K and
Item 7(e)(3) of Schedule 14A, the Audit Committee will summarize its examinations and recommendations to the Board from time to time as may be appropriate, consistent with the Committee's charter.

                                                                       EXHIBIT B
                                      PROXY

                                 XCARE.NET, INC.

                  Annual Meeting of Stockholders - June 7, 2001

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Lorine R. Sweeney and Jeffrey M. Krauss each of them, as proxies of the undersigned, each with full power to appoint her or his substitute, and hereby authorizes them to represent and to vote all the shares of stock of XCare.net, Inc. which the undersigned is entitled to vote, as specified on the reverse side of this card, at the Annual Meeting of Stockholders of XCare.net, Inc. (the "Meeting") to be held on June 7, 2001 at 9:30 a.m., Mountain Daylight Time at the Inverness Hotel, 200 Inverness Drive West, Englewood, Colorado 80112, and at any adjournment or postponement thereof.

    When this Proxy is properly executed, the shares to which this Proxy relates will be voted as specified and, if no specification is made, will be voted for the Board of Director nominees, and this Proxy authorizes the above designated proxies to vote in their discretion on such other business as may properly come before the meeting or any adjournments or postponements thereof to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

         [See reverse side] (Continued and to be signed on reverse side)
--------------------------------------------------------------------------------

                           /\ FOLD AND DETACH HERE /\

       The Board of Directors recommends a vote FOR each of the nominees.

                                                            Please mark
                                                            your votes as
                                                            indicated in
                                                            this example     [X]

1. ELECTION OF DIRECTORS.  Nominees: 01 J. Andrew Cowherd, 02 James B. Hoover

                               WITHHOLD        Instruction: To withhold
 FOR all nominees              AUTHORITY       authority to vote for any
listed to the right         to vote for all    individual nominee, write that
 (except as marked             nominees        nominee's name on the space
  to the contrary)        listed to the right  provided below:
        [ ]                       [ ]
                                               ---------------------------------

                                                   Mark here for address
                                                   change and note below     [ ]

Please sign exactly as your name(s) appear(s) on this Proxy. If shares of stock stand of record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign this Proxy. If shares of stock are held of record by a corporation, this Proxy should be executed by the president or vice president and the secretary or assistant secretary. Executors, administrators or other fiduciaries who execute this Proxy for a deceased stockholder should give their full title. Please date this Proxy.

Signature                       Signature                       Date
         ---------------------           ---------------------      ------------

Whether or not you plan to attend the meeting in person, you are urged to complete, date, sign and promptly mail this Proxy in the enclosed return envelope so that your shares may be represented at the meeting.

--------------------------------------------------------------------------------
                           /\ FOLD AND DETACH HERE /\